OTCQB: MBVX

Immuno-Oncology Products Discovered From The Human Immune Response to Cancer

David Hansen
President and CEO

June 2016 Corporate Presentation

Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

KEY HIGHLIGHTS

- **HuMab Discovery Platform: antibody-based products derived from the human immune response to cancer**
  - Developed platform for antibody discovery resulting in portfolio of fully human antibodies
  - Integrated approach to development of cancer diagnostics along with therapeutics
  - Initial target is for pancreatic and GI cancers, with multiple follow-on antibodies targeting other cancers – ovarian, breast, SMLC and sarcoma
- **Key Pipeline Assets**
  - **MVT-5873 in Phase 1 for pancreatic and GI cancers**
    - **Early readout in 3Q 2016**
  - **MVT-2163 Imaging Platform to start Phase I in 2Q 2016**
    - **Early readout in 3Q 2016**
  - **MVT-1075 Radioimmunotherapy (RIT Program)**
    - **IND filing 4Q 2016**
- **Collaborations with key cancer research centers and oncology companies**
  - **Memorial Sloan Kettering Cancer**
  - **Rockefeller University**
  - **Juno Therapeutics**
  - **Heidelberg Pharma**

MabVax therapeutics

MabVax Discovery Platform:
Therapies Derived From The Natural Human Immune Response



Focused Discovery
- Vaccination drives specific immune response
- Survey response across multiple patients
- Single B-cell interrogation yields novel antibodies
- Native human antibodies generated against validated vaccine antigens
- Patient samples received from trials in SCLC, sarcoma, melanoma, neuroblastoma, breast, colon, and ovarian cancers

Screening
- Highly efficient screening against pre-identified targets
- Recovery of fully human natively paired heavy and light chains
- Identification of antibodies with superior selectivity, affinity, and key characteristics
- Library of fully human antibodies against multiple targets

Optimized Therapy
- Fully human antibodies have natural advantages; target specificity while minimizing cross reactivity and immunogenicity
- Integrated development platform includes complementary immuno-PET, diagnostic, ADC and radioimmunotherapy

HuMab-5B1 Demonstrates Integrated Antibody Clinical Development Platform



Therapeutic Antibody (MVT-5873)

- Demonstrate safety, tolerability as single agent
- Phase I trial initiated February 2016 with early read on trial 3Q16
- ClinicalTrials.gov Identifier: NCT02672917
- Clear all dosage levels for follow-on products

Immuno-PET Imaging (MVT-2163)

- Demonstrates targeting specificity and enhances safety
- Companion diagnostic as well as stand alone diagnostic product
- Phase I trial to begin June 2016 with early read on trial 3Q16
- ClinicalTrials.gov Identifier: NCT02687230
- Establishes initial dosimetry for radioimmunotherapy

Radioimmunotherapy (MVT-1075)

- Potentially faster path to clinic building on toxicology and safety established by therapeutic and diagnostic products
- Has the potential to be a more potent treatment
- Phase I trial expected to begin 1H17

Antibody Drug Conjugate (HuMab-5B1-ADC)

- Precedent products establish safety and targeting profile
- More potent product with broader commercial appeal
- Established linker-toxin expertise

MabVax therapeutics

MabVax Has Rich Pipeline Of Product Candidates

Program	Indication	Collaborators	Discovery	Pre-IND	Phase 1	Phase 2	Commercial Rights
Antibody Programs							
MVT-5873 Therapeutic	Metastatic Pancreatic & GI Cancers	NIH, MSKCC, SCRI, Patheon					WW
MVT-2163 PET-Imaging	Metastatic Pancreatic & GI Cancers	NIH, MSKCC, SCRI, Patheon					WW
MVT-1075 Radioimmunotherapy	Metastatic Pancreatic Cancer	MSKCC					WW
HuMab 5B1-ADC	Metastatic Pancreatic Cancer	Heidelberg Pharma					WW
HuMab 5B1 – Fc Optimization	Metastatic Pancreatic Cancer & others	Rockefeller University					WW
Additional HuMab Antibodies in Early Development	Sarcoma, Melanoma Breast Cancer, Small Cell Lung Cancer	MSKCC					WW
CAR Program							
Two antibody binding domains	Pancreatic Cancer & Sarcoma	MSKCC, Juno					Juno Therapeutics has option

Lead Antibody Program – HuMab-5B1

sLeA Antigen Expressed on Multiple Solid Tumor Cancers



ADCC and CDC activity
Cell surface
Internalization
Sialyl Lewis a (sLe^a)
CA19-9
HuMab-5B1
HuMab-5B1 conjugate
Payload

CA19-9 detection in patients [1]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

- HuMab-5B1 derived from a patient vaccinated with MabVax vaccine licensed from MSKCC
- Patients repeatedly vaccinated to drive immune response against cancer antigen
- Patient samples obtained at maximal response
- HuMab-5B1 chosen because of optimal characteristics
- Patient outcomes
  - Seven Stage IV patients vaccinated in 4Q08 and six are still alive (median: 197 weeks post-vaccination)
  - Patient from whom derived the HuMab-5B1 antibody remained disease free at 5+ years[2]

1. Adapted from: Passerini R, et al. Am J Clin Pathol 2012;138(2):281–7
2. Personal communication with lead investigator at MSKCC

Sialyl Lewis A as a Target for Cancer Therapeutics

- Sialyl Lewis A antigen (CA19-9) is the most frequently utilized and only validated serum marker for assessment of pancreatic cancers
- Expression of sLe^a facilitates tumor proliferation, invasion, and metastatic spread[1]
- High copy numbers (1.3×10^6) on cancer cells makes it an attractive molecular target[2]
- Up to 92% of pancreatic ductal adenocarcinomas (PDACs) express CA19-9[4]
- Expression is also seen in gastrointestinal and other epithelial cell tumors[4]
- High serum levels correlated to poor prognosis[3]



Sialyl Lewisª
Core protein
Transmembrane region
Cytoplasmic region

References

1. Kannagi R., et al. Can Sci 2004, voo.95 no.5 377-384
2. Girgis et al. Int J Mol Imaging, Vol 2011, Article ID 834515
3. Ugorski M. et al. *Acta Biochimica Polonica* 2002;49:303-11
4. Passerini R, et al. *Am J Clin Pathol* 2012;138(2):281–7

MabVax therapeutics

HuMab-5B1 Has Ideal Characteristics That Enable Development of Product Platform

Characteristic	Technical Description	Advantage of HuMab-5B1
Targeting cancer cell	Specificity	Exquisitely specific; only recognizes the target on cancer cell
Binds tightly to target cell	Affinity	Binds quickly to cancer cell and is slow to come off
Cytotoxicity	ADCC and CDC	Antibody has potency to kill cancer cells through normal cell killing mechanisms
Does not target normal cells	Immunohisto-chemistry	Ability to avoid on target off tumor activity that could raise undesirable side effects
Additive effect with chemo therapy	Synergy	Improves potency of standard of care chemo therapy by 50% in early studies
Ability to attach additional agents	Conjugation	Very easy to attach a radiolabel for PET imaging or a radioactive isotope to make a radioimmunotherapy product or to attach a toxin payload to make an antibody drug conjugate (ADC)
Benign side effect profile in animal toxicology studies	Clear GLP Toxicology	The infusion and activity of the antibody did not cause unanticipated or worrisome side effects in our pivotal toxicology studies in primates
Precision medicine platform	Directive agent for multiple products	Precisely targeting cancer cells allows for localization of immunotherapy, companion diagnostics, and molecularly targeted payloads for more potent therapies

MabVax therapeutics

HuMab-5B1 Specificity
Highly Specific To sLe^A Antigen by Glycan Array Analysis

Exquisite binding to Sialyl Lewis A structural antigens from a database of 462 antigens[1]



5B1 (10ug/mL) Slide# 12987 CFG# 2068 06/25/2010 V4.1 Alexa488 CMZ
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
RFU
1 22 43 64 85 106 127 148 169 190 211 232 253 274 295 316 337 358 379 400 421 442 463
Chart No
Neu5Acα2-3Galβ1-3(Fucα1-4)GlcNAcβ
(Neu5Ac-Le^a)
Neu5Gcα2-3Galβ1-3(Fucα1-4)GlcNAcβ
(Neu5Gc-Le^a)
sLe^aLe^x
sLe^aLe^a
= None
Le^y
Le^a
Le^x
sLe^x

[1]Consortium for Functional Glycomics

HuMab-5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

Potential therapeutic utility extends beyond pancreatic cancer



A
B
C
D
E
F

A. Pancreatic ductal adenocarcinoma
B. Colon carcinoma
C. Lung adenocarcinoma
D. Urinary bladder, mucinous adenocarcinoma
E. Colon metastatic to ovary
F. Breast carcinoma, lymph node

- Typical tumor tissue reactivity by IHC shows intense staining
- Most normal tissues lack reactivity
- Staining of non-tumor tissues were considered unlikely to be relevant as they are generally considered inaccessible to circulating antibodies

Abstract CT026, Maffuid, AACR 2016 National Meeting

MVT-5873 Demonstrates Substantial Potentiation of Anti-Tumor Effect of SOC Chemotherapy in Pancreatic Cancer

- Efficacy evaluated as a single agent and in combination with standard of care chemotherapy for advanced or metastatic PDAC
- Dose-dependent inhibition of tumor growth observed with single-agent MVT-5873
- Potentiation of tumor growth inhibition and growth delay seen with chemotherapy



Tumor volume (mm³)
1200
1000
800
600
400
200
0
Saline
Hu IgG 30mg/kg (50 mg/kg 1st dose)
MVT-5873 5 mg/kg
MVT-5873 15mg/kg (50 mg/kg 1st dose)
MVT-5873 30 mg/kg
Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 5 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 15mg/kg +Gem 80mg/kg + nab-P 20mg/kg (50 mg/kg 1st dose)
MVT-5873 30 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg
◊ = treatment day
0
5
10
15
20
25
30
35
40
45
Days after BxPC3 cell challenge

Abstract A73, Maffuid, AACR Special Conference Pancreatic Cancer

MabVax therapeutics

HuMab-5B1 Demonstrates Substantial Potentiation of Anti-Tumor Effect of SOC Chemotherapy in Pancreatic Cancer



Relative Tumor Growth at Day 42
Gemcitabine/nab-Paclitaxel as Baseline
BxPC3 Xenograft Model
Growth Relative to Control (%)
100
50
0
P = 0.05
P < 0.05
100%
77%
61%
49%
SOC Control
SOC Plus MVT-5873 [5 mg/kg]
SOC Plus MVT-5873 [30 mg/kg]
SOC Plus MVT-5873 [50 mg/kg]

SOC = Gemcitabin [80mg/kg] and nab-Paclitaxel [20mg/kg]

HuMab-5B1 Demonstrates Substantial Anti-Tumor Effect in Small Cell Lung Cancer Model

Potentiation of Tumor Growth Inhibition and Growth Delay Seen When Combined With Chemotherapy



Hu IgG 50mg/kg (control)
MVT-5873 25 mg/kg
MVT-5873 50 mg/kg
Paclitaxel 10 mg/kg
MVT-5873 50 mg/kg + Paclitaxel 10 mg/kg
Treatment
MVT-5873
MVT-5873 + paclitaxel
Tumor Volume (mm³)
2500
2000
1500
1000
500
0
10
15
20
25
30
35
40
45
50
55
Days after DMS 79 Cell Challenge

Relative Tumor Volume at Day 52 Compared to Control
DMS 79 Xenograft Model: HuIgG Control and Active Treatment Groups

MabVax therapeutics

MVT-2163 HuMab Immuno-PET Imaging Agent

- Significant unmet medical need for improved diagnosis and monitoring of pancreatic cancer
- Preclinical data demonstrate potential for new HuMab-5B1based PET agent
- Radiolabel abundant, commercially available, relatively inexpensive, & readily amenable to conjugation chemistry
- Commercial distribution channels already established for other PET products



p-SCN-Bn-Deferoxamine (DFO)
89Zr
MVT-5873
MVT-7686
MVT-2163

MabVax therapeutics

MVT-2163 Improves Imaging Compared To Standard Agent In Use Today

Mice orthotopically transplanted with BxPC3-luc pancreatic tumor xenografts


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired ^{89}Zr radiolabed-5B1 antibody (^{89}Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.


JNM
The Journal of
NUCLEAR MEDICINE

Journal of Nuclear Medicine (Nov. 2013)

Received $1.75 Million NIH Contract for Development of HuMab-5B1 Imaging Agent

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MabVax therapeutics

Dual Labeled HuMab-5B1 May Provide Insights During Surgical Resection


A
T
M
T
M
40
%ID/g
0
B
LN
M
T
C
LN
D
M
T

- Dual labeled HuMab-5B1 (^{89}Zr & NIRF) retains targeting ability
- Suite-2 tumors and metastases visualized by PET and UV light
- Intra-surgical guidance for tumor resection can become feasible

J.L. Houghton. Site-specifically labeled CA19.9-targeted immunoconjugates for the PET, NIRF, and multimodal PET/NIRF imaging of pancreatic cancer. PNAS 112:15850, 2015

MabVax therapeutics

MVT-1075 HuMab-5B1 Radioimmunotherapy (RIT)

- Combines established efficacy of radiation therapy with tumor specific targeting
- Product has potential to deliver more potent HuMab-5B1 based product
- ^{177}Lu is a low-energy radiation emitter with a relatively short tissue penetration range (maximum, 1.6 mm) potentially minimizing side effects
- Clinical trial and product manufacturing all done at Memorial Sloan Kettering



p-SCN-Bn-CHX-A"-DTPA
177Lu
Amino group from lysine
MVT-5873
MVT-7814
MVT-1075

MabVax therapeutics

MVT-1075 HUMAB-5B1 RADIOIMMUNOTHERAPY DEMONSTRATES SUBSTANTIAL TUMOR GROWTH SUPPRESSION AND TUMOR REGRESSION



¹⁷⁷Lu-CHX-A"-DTPA-5B1
Control (PBS)
5B1
75µCi
150µC
300µCi
450µCi
N=8 for all groups
Normalized Tumor Volume
Time (days)
* - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone

Preferential tumor targeting with minimal distribution to non-tumor tissues

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MabVax therapeutics

MVT-1075 HuMab-5B1 Radioimmunotherapy

Orthotopic PDAC Model Demonstrates Tumor regression



Pre-treatment
RIT
Post-treatment



Tumor Growth
Control (saline)
177Lu-5B1 (300 iCi)
Tumor Volume (mm3)
2500
2000
1500
1000
500
0
*
*
*
0
5
10
15
20
25
Time after RIT Administration (days)

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MabVax therapeutics

HuMab-5B1 Based Antibody Drug Conjugate (ADC)



Linker
-L-
Toxin
-L-Toxin
MVT-5873
HuMab-5B1 ADC



mAb-Linker-Drug (ADC)
Antigen binding
Endocytosis
Endosome formation
Lysosome trafficking
Lysosome
Lysosomal degradation (drug release)
Drug binding to intracellular target
Cell Death

Schematic representation of the processes associate with the mechanism of action and biological activity of Antibody drug conjugates

- HuMab-5B1 has ideal characteristics for ADC
- Antibody is readily internalized
- Large number of targets on each cell
- Proof of concept already demonstrated
- Multiple linker/toxin combinations are being evaluated to identify the best ADC candidate to move forward into IND enabling studies
- Pilot toxicology studies planned for 2H2016

MabVax therapeutics

Adapted from Bouchard, H. et al. Bioorg Med Chem Lett. 24 (2014) 5357-5363

HuMab-5B1 Antibody Drug Conjugate Demonstrates Significant Efficacy in Multiple Tumor Cell Lines

Internalization of HuMab-5B1 Into BxPC3 Pancreatic Cancer Cells


Percent Control
mAb Concentration (nM)
r5B1
r1B7
0.001
0.01
0.1
1
10
100


Plate 1: BxPC3
Viability [%]
Concentration [M]
R5B1-30.0643 [4.1]
R5B1
α-Amanitin


Plate 2: Capan-2
Viability [%]
Concentration [M]
R5B1-30.0643 [4.1]
R5B1
α-Amanitin


Plate 3: Colo205
Viability [%]
Concentration [M]
R5B1-30.0643 [4.1]
R5B1
α-Amanitin


Plate 4: Jurkat
Viability [%]
Concentration [M]
R5B1-30.0643 [4.1]
R5B1
α-Amanitin

Cells	sLe[a]	IC_{50} (nM)	
		5B1-ADC	ADC
Colo 205	+++	0.159	174.6
BxPC3	++	2.514	186.7
Capan-2	+++	0.043	45.2
Jurkat	--	ND	99.6

MabVax therapeutics

All work done in collaboration with Heidelberg Pharma

HuMab-5B1 Antibody Drug Conjugate In Vivo Linker Optimization Study Demonstrates Efficacy



Mean Tumor Volume
600.00
500.00
400.00
300.00
200.00
100.00
0.00
0
5
10
15
20
Group 01: PBS (10mL/kg)
Group 02: hu5B1-ADC1 (2mg/kg)
Group 03: hu5B1-ADC2 (2mg/kg)
Group 04: hu5B1-ADC3 (2mg/kg)
Group 05: hu5B1-ADC3 (4mg/kg)
Group 06: hu5B1-ADC4 (2mg/kg)
Group 07: hu5B1-ADC5 (2mg/kg)
Group 08: hu5B1-ADC5 (6mg/kg)
Group 09: hu5B1-ADC6* (2mg/kg)
Group 10: hu5B1-ADC3* (2mg/kg)
Group 11: hu5B1-ADC5* (2mg/kg)
Group 12: hu5B1-ADC5* (6mg/kg)

- 5B1-ADC shows dose dependent tumor growth suppression and regression at higher dose
- Non-GLP NHP study scheduled for Q2/3 2016
- 5B1- ADC Candidate nomination expected Q4 2016

All work done in collaboration with Heidelberg Pharma

MabVax therapeutics

HuMab-5B1 Antibody Drug Conjugate Tolerability Demonstrated Across Escalating Toxin Doses



Mean body weight (%)
120
115
110
105
100
95
90
85
80
0
3
6
9
12
15
Days after treatment
group 1 PBS
group 2 Amanitin 300 ug/kg
group 3 PBS
group 4 Amanitin 450 ug/kg
group 5 PBS
group 6 Amanitin 600ug/kg

- Measure weight loss to determine toxicity
- Weight loss within expected range
- All animals survived the study
- No unusual clinical signs
- Maximum tolerated dose $\geq$ 600 µg/kg

All work done in collaboration with Heidelberg Pharma. All data utilizes Heidelberg toxin payload Amanitin.

MabVax therapeutics

Key Milestones for HuMab5B1 Development Program for 2016 and 2017

Key Development Program	1H2016	2H2016	1H2017	2H2017
MVT-5873 Therapeutic	• Initiate dose escalation safety Phase I Trial	• **Early readout on safety and PK** • Initiate combo with chemo study	• Complete enrollment • Early read out on combo with chemo trial	• **Full Phase I trial result available**
MVT-2163 PET Imaging	• Initiate dose escalation safety Phase I Trial	• **Early readout on safety and image optimization** • Complete enrollment	• **Full Phase I trial result available**	
MVT-1075 Radio-Immunotherapy	• Preclinical testing and pharmacology complete • File pre-IND	• File IND	• Initiate dose escalation safety Phase I Trial	• **Early readout on safety and PK**
HuMab-5B1 ADC	• Lead candidate selected	• Complete pilot toxicology and safety pharmacology	• IND enabling toxicology • Manufacture clinical product	• File IND
Next HuMab Development Candidate		• Lead candidate selected	• Preclinical testing and pharmacology complete	• IND enabling toxicology • Manufacture clinical product

MabVax therapeutics

ROBUST INTELLECTUAL PROPERTY

- **11 issued patents and 3 pending applications in the U.S.**
  - Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 2 pending applications covering monoclonal antibodies

- **14 international patents and 3 pending applications**
  - Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 2 pending applications covering monoclonal antibodies

- **Orphan drug designation available for vaccine and antibody products**
  - Received U.S. FDA ODD in Sept 2014 for neuroblastoma vaccine

Strong Management Team and Board of Directors

Management

J. David Hansen Founder, President & CEO Board Member	Avanir, Xenerex Biosciences, Dura, Schering-Plough, Key, BMS
Philip Livingston, M.D. Founder & Chief Science Officer	Memorial Sloan Kettering Cancer Center
Gregory Hanson Chief Financial Officer	Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications
Wolfgang Scholz, Ph.D. Founder & Vice President Antibody Discovery	Avanir, Xenerex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute
Paul Maffuid, Ph.D. Executive Vice President Research and Development	AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin Pharmaceuticals, Glaxo Research Institute
Paul Resnick, M.D. Vice President and Chief Business Officer	Juventas Therapeutics, Intellikine, Pfizer, Rinat Neurosciene, Intermune, Roche

Board of Directors

J. David Hansen	Corporate Officer
Jeffery Ravetch, M.D., Ph.D	Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science
Philip Livingston, M.D.	Corporate Officer
Ken Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji
Robert Hoffman	Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee
Paul Maier	Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Jeffery Eisenberg	Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX

MabVax therapeutics

Financial Information and Market Statistics

Financial Information (In Mils.)

(As of June 13, 2016, unless indicated otherwise)

$	5.6	Cash and cash equivalents (as of Mar. 31, 2016)
$	1.0	Monthly burn rate
$	5.0	Debt - Oxford Finance LLC *
	30.8	Common stock outstanding
	20.7	Common equivalents - Series D & E preferred stock**
	8.8	Total warrants (18 mos. to 5 yrs at $0.75 to $1.32 per warrant share)
	60.3	Total fully diluted shares outstanding

Principal Stockholders: OPKO/Dr. Phil Frost, others 4.99% voting blockers, RTP Venture Fund

Market Statistics:

Market Cap:	$21 Mil. Based solely on common stock outstanding
Share Price:	$ 0.68 Closing price on June 13, 2016
Avg. Volume:	102,000 3-mo. average daily volume
Ticker Symbol:	OTCQB: MBVX

* Issued Jan 15, 2016, 4-yr term, int. only 1st yr, straight amort. Of principal next 3 yrs

** Series D & Series E preferred stock includes 4.99% voting blockers, no price resets or look back provisions or special dividends, $0.01 per share liquidation preference

Differentiated Cancer Immunotherapy Company With Multiple Near-Term Milestones

- Novel antibody discovery platform producing multiple novel products with significant commercial potential
- Integrated and complementary development strategy leverages antibodies as superior targeting agents
- HuMab-5B1 program holds significant potential for multiple targeted therapeutic and diagnostic applications
- MVT-5873 therapeutic program already in Phase 1 clinical study
- MVT-2163 Phase I diagnostic clinical study initiated June 2016
- MVT-5873 and MVT-2163 interim program milestones anticipated by 3Q2016 and full Phase I readout mid-2017
- Plan to file IND for radioimmunotherapy program Q4 2016
- Follow-on antibody pipeline programs represent significant additional opportunity

Immuno-Oncology Products Discovered From The Human Immune Response to Cancer

Company Contacts

David Hansen
President and CEO
dhansen@mabvax.com
858-259-9405 x 301

Gregory Hanson
Chief Financial Officer
gregoryhanson@mabvax.com
858-259-9405 x 303